UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 16, 2020

AMERICOLD REALTY TRUST
AMERICOLD REALTY OPERATING PARTNERSHIP, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Americold Realty Trust)	001-34723	93-0295215
Delaware (Americold Realty Operating Partnership, L.P.)	333-237704-01	01-0958815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glenlake Parkway, South Tower, Suite 600
Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)
(678) 441-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	COLD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).

Americold Realty Trust:	Emerging growth company ☐
Americold Realty Operating Partnership, L.P.:	Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Americold Realty Trust:
☐
Americold Realty Operating Partnership, L.P.:
☐

Item 8.01 — Other Events.
Universal Shelf
On April 16, 2020, Americold Realty Trust (the “Company,” “we,” “us” or “our”) and Americold Realty Operating Partnership, L.P. (the “Operating Partnership”) filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form
S-3
(Registration Nos.
333-
237704 and
333-
237704-01) (the “Registration Statement”), registering an indeterminate amount of (i) the Company’s common shares of beneficial interest, $0.01 par value per share (“Common Shares”), (ii) the Company’s preferred shares of beneficial interest, $0.01 par value per share, (iii) depositary shares representing entitlement to all rights and preferences of fractions of the Company’s preferred shares of a specified series and represented by depositary receipts, (iv) warrants to purchase the Company’s common shares or preferred shares or depositary shares and (v) debt securities of the Operating Partnership, which will be fully and unconditionally guaranteed by the Company.
ATM Program
In connection with filing the Registration Statement, on April 16, 2020, the Company and the Operating Partnership entered into a new ATM Equity Offering Sales Agreement, a copy of which is attached hereto as Exhibit 1.1 (the “Distribution Agreement”), with BofA Securities, Inc., Robert W. Baird & Co. Incorporated, BTIG, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Rabo Securities USA, Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC Regions Securities LLC and SunTrust Robinson Humphrey, Inc., as sales agents, forward sellers and/or principals (in any such capacity, each , an “Agent” and collectively, the “Agents”), and the Forward Purchasers (as defined below) pursuant to which we may offer and sell up to $500,000,000 of our Common Shares from time to time through, at our discretion, any of the Agents as our sales agents, or, if applicable, as forward sellers or to any of the Agents acting as principals. In connection with entering into the new Distribution Agreement, the Company and the Operating Partnership terminated its previously existing ATM Equity Offering Sales Agreement, dated August 26, 2019.
The sales, if any, of our Common Shares under the Distribution Agreement through any Agent, as our sales agent or as a forward seller, may be made in negotiated transactions, which may include block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made in ordinary brokers’ transactions on the New York Stock Exchange, or sales made to or through a market maker other than on an exchange, or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices, or by any other method permitted by applicable law.
We also may sell our Common Shares to each of the Agents, as principal for its own account, at a price to be agreed upon at the time of sale. If we sell our Common Shares to any of the Agents, as principal, we will enter into a separate terms agreement with such Agent, and we will describe the terms agreement in a separate prospectus supplement or pricing supplement.
The Distribution Agreement contemplates that, in addition to the issuance and sale by us of our Common Shares to or through the Agents as principal or our sales agents, we may enter into separate forward sale agreements with any of BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Raymond James & Associates, Inc. and RBC Capital Markets, LLC or their respective affiliates (the “Forward Purchasers”). If we enter into a forward sale agreement with any Forward Purchaser, we expect that such Forward Purchaser or its affiliate will borrow from third parties and, through the relevant Agent, sell a number of Common Shares equal to the number of Common Shares underlying the particular forward sale agreement, in accordance with the mutually accepted instructions related to such forward sale agreement.
We will not initially receive any proceeds from any sale of borrowed shares of our Common Shares through a forward seller. We expect to fully physically settle each particular forward sale agreement with the relevant Forward Purchaser on one or more dates specified by us on or prior to the maturity date of that particular forward sale agreement, in which case we expect to receive aggregate net cash proceeds at settlement equal to the number of Common Shares underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, we may also elect to cash settle or net share settle a particular forward sale agreement, in which case we may not receive any proceeds from the issuance of Common Shares, and we will instead receive or pay cash (in the case of cash settlement) or receive or deliver our Common Shares (in the case of net share settlement).
Each of our Agents will generally receive from us a commission that will not exceed, but may be lower than, 2% of the gross sales price of all Common Shares sold through it as our agent under the Distribution Agreement. In connection with each forward sale agreement, we will pay the relevant forward seller, in the form of a reduced initial forward sale price under the related forward sale agreement with the related Forward Purchaser, commissions at a mutually agreed rate that will not exceed, but may be lower than, 2% of the gross sales price of all borrowed Common Shares sold through it as a forward seller. In addition, we may agree with any Agent to sell our Common Shares other than through ordinary brokers’ transactions using sales efforts and methods that may constitute “distributions” within the meaning of Rule 100 of Regulation M under the Securities Exchange Act of 1934, as amended, and for which we may agree to pay such Agent a commission that may exceed 2% of the gross sales price of our Common Shares sold through such Agent.

The Common Shares will be issued pursuant to the Registration Statement and a prospectus supplement, dated April 16, 2020, as the same may be amended or supplemented.
The description of the Distribution Agreement contained in this Current Report on Form
8-K
does not purport to be complete and is qualified in its entirety by reference to the copy of the Distribution Agreement filed as Exhibit 1.1 to this Current Report on Form
8-K.
Risk Factor Update
The Company is also filing this Current Report on Form
8-K
to supplement the risk factors described in Part 1, Item 1A of the Company’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2019 with an additional risk factor, which was included in the base prospectus that forms part of the Registration Statement. The following risk factor should be read in conjunction with the risk factors described in the Annual Report on Form
10-K
for the fiscal year ended December 31, 2019.
We face various risks and uncertainties related to public health crises, including the recent and ongoing global outbreak of the novel coronavirus
(COVID-19).
The
COVID-19
pandemic is growing and its impacts are uncertain and hard to measure, but may have a material adverse effect on us.
We face various risks and uncertainties related to public health crises, including the recent and ongoing global
COVID-19
pandemic, which has disrupted financial markets and significantly impacted worldwide economic activity to date and is likely to continue to do so. These risks include:
•	potential work stoppages, including due to spread of the disease among our employees or due to shutdowns that may be requested or mandated by governmental authorities;
•	labor unrest due to risks of disease from working with other employees and outside vendors;
•	economic impacts, including increased labor costs, from mitigation and other measures undertaken by us and/or third parties to support and protect our employees or the food supply;
•	completing developments on time or an inability of our contractors to perform as a result of spread of disease among employees of our contractors and other construction partners or due to shutdowns that may be requested or mandated by governmental authorities;
•	limiting the ability of our customers to comply with the terms of their contracts with us, including in making timely payments to us;
•	limiting the ability of our suppliers and partners to comply with the terms of their contracts with us, including in making timely delivery of supplies to us such as ammonia necessary for the operation of our temperature-controlled warehouses;
•	long-term volatility in or reduced demand for temperature-controlled warehouse storage and related handling and other warehouse services;
•	adverse impact on the value of our real estate;
•	reduced ability to execute our growth strategies, including identifying and completing acquisitions and expanding into new markets; and
•	the exacerbation of other risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2019 arising from the COVID-19 pandemic.
The
COVID-19
pandemic has caused, and is likely to continue to cause, severe economic, market and other disruptions worldwide, which could lead to material impairments of our assets, increases in our allowance for credit losses and changes in judgments in determining the fair value of our assets. Conditions in the bank lending, capital and other financial markets may deteriorate, and our access to capital and other sources of funding may become constrained or more costly, which could materially and adversely affect the availability and terms of future borrowings, renewals, re-financings
and other capital raises.
The extent to which
COVID-19
impacts our operations will depend on future developments, which are highly uncertain and cannot be predicted with any degree of confidence, including the scope, severity, duration and geographies of the outbreak, the actions taken to contain the
COVID-19
pandemic or mitigate its impact requested or mandated by governmental authorities or otherwise voluntarily taken by individuals or businesses, and the direct and indirect economic effects of the illness and containment measures, among others. As a result, we cannot at this time predict the impact of the
COVID-19
pandemic, but it could have a material adverse effect on our business, financial condition, liquidity, results of operations and prospects.

To the extent the
COVID-19
pandemic adversely affects our business, financial condition, liquidity, results of operations or prospects, it may also have the effect of heightening many of the other risks described in our Annual Report on Form
10-K
for the year ended December 31, 2019 under the heading “Risk Factors”.
Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

1.1	ATM Equity Offering Sales Agreement, dated April 16, 2020, among the Company, the Operating Partnership, the Agents and the Forward Purchasers

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included as part of Exhibit 5.1)

99.1	Form of Forward Sale Agreement (included as part of Exhibit 1.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 16, 2020

AMERICOLD REALTY TRUST

By:	/s/ Marc Smernoff
Name:	Marc Smernoff
Title:	Chief Financial Officer and Executive Vice President

AMERICOLD REALTY OPERATING PARTNERSHIP, L.P.

By:	Americold Realty Trust, its general partner

By:	/s/ Marc Smernoff
Name:	Marc Smernoff
Title:	Chief Financial Officer and Executive Vice President